EXHIBIT 10.9

                                 LOAN AGREEMENT

Made this 25th day of June, 2004.

BETWEEN:

      YUKON GOLD CORP. a Delaware Corporation (herein called "Yukon").

AND

      STAFFORD KAYE KELLEY (herein called "SKK")


1. SKK agrees to lend to Yukon CDN$100,000 secured by a non-interest bearing promissory note due on demand (the Loan) in the form attached hereto as Schedule A.

2. As consideration for the Loan Yukon agrees to pay to SKK a fee of CDN$5,000.00 to cover due diligence and other expenses.

In witness whereof the parties hereto have executed this Agreement as of the date first written above.

YUKON GOLD CORP.

By:  /s/ Stafford Kelley
     ------------------------
     Stafford Kelley

By:  /s/ Warren Holmes
     ------------------------
     Warren Holmes

STAFFORD KAYE KELLEY


/s/ Stafford Kelley
----------------------------

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                                   SCHEDULE A

                                 PROMISSORY NOTE

Amount: $100,000 Canadian

      FOR VALUE RECEIVED, the undersigned Yukon Gold Corp., promises to pay Stafford Kaye Kelley, or to his order, the principal sum of $100,000 Canadian which is non-interest bearing.

      The undersigned promises to pay the outstanding balance on demand.

      All or part of the principal sum due hereunder may be prepaid from time to time without notice, bonus or penalty.

      The undersigned waives presentment for payment, demand, notice of non-payment, notice of dishonor, protest and notice of protest of this promissory note and diligence in collection or bringing suit, and consents to all extensions of time, renewals, waivers or modifications that may be granted by the holder with respect to the payment or any other provision of this promissory note.

      DATED this 25th day of June, 2004.

Yukon Gold Corp.

By:     /s/ Stafford Kelley
        --------------------------
        Stafford Kelley

By:     /s/ Warren Holmes
        --------------------------
        Warren Holmes